UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2024 (May 22, 2024)

_______________

EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2
Houston, Texas  77002
(Address of principal executive offices) (Zip Code)

713-651-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EOG RESOURCES, INC.

Item 5.07     Submission of Matters to a Vote of Security Holders.

2024 Annual Meeting of Stockholders

The 2024 annual meeting of stockholders (2024 Annual Meeting) of EOG Resources, Inc. (EOG) was held on May 22, 2024, via live webcast, for the following purposes: (i) to elect nine directors to hold office until EOG's 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) to ratify the appointment by the Audit Committee of the Board of Directors (Board) of Deloitte & Touche LLP, independent registered public accounting firm, as EOG's auditors for the year ending December 31, 2024; and (iii) to hold a non-binding advisory vote on the compensation of EOG's named executive officers.

At the close of business on March 25, 2024, the record date for the 2024 Annual Meeting, there were 575,215,700 shares of EOG common stock issued, outstanding and entitled to vote at the 2024 Annual Meeting. Proxies for the 2024 Annual Meeting were solicited by the Board pursuant to Regulation 14A under the Securities Exchange Act of 1934 (as amended).

Vote Results - Election of Directors

Each of the nine nominees for director was duly elected by EOG's stockholders, with votes as follows:

Nominee	Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes

Janet F. Clark	470,265,088	94.44%	27,653,874	193,991	24,062,206
Charles R. Crisp	473,937,790	95.18%	23,984,624	190,539	24,062,206
Robert P. Daniels	482,127,309	96.83%	15,769,038	216,606	24,062,206
Lynn A. Dugle	483,940,124	97.19%	13,961,256	211,573	24,062,206
C. Christopher Gaut	481,939,310	96.79%	15,956,693	216,950	24,062,206
Michael T. Kerr	483,181,337	97.04%	14,716,962	214,654	24,062,206
Julie J. Robertson	479,767,748	96.35%	18,159,203	186,002	24,062,206
Donald F. Textor	473,432,467	95.08%	24,462,374	218,112	24,062,206
Ezra Y. Yacob	481,531,179	96.70%	16,387,754	194,020	24,062,206

Vote Results - Ratification of Auditors

The appointment of Deloitte & Touche LLP, independent registered public accounting firm, as EOG's auditors for the year ending December 31, 2024, was ratified by EOG's stockholders, with votes as follows:

Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes
502,632,342	96.30%	19,308,548	234,269	—

Vote Results - “Say-on-Pay” Vote

With respect to the non-binding advisory vote on the compensation of EOG's named executive officers, as disclosed in EOG's definitive proxy statement for the 2024 Annual Meeting, the compensation of EOG's named executive officers was approved by EOG's stockholders by the following vote:

Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes
473,002,490	95.06%	24,535,909	574,554	24,062,206

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: May 24, 2024	By:	/s/ ANN D. JANSSEN Ann D. Janssen Executive Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

3